UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 4, 2015
Date of Earliest Event Reported: May 4, 2015
MID-CON ENERGY PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2501 North Harwood Street, Suite 2410
Dallas, Texas
(Address of principal executive offices)
75201
(Zip code)
(972) 479-5980
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information disclosed in this Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 2.02	Results of Operations and Financial Condition.

On May 4, 2015, Mid-Con Energy Partners, LP (the “Partnership”) issued a press release announcing its earnings for the first quarter ended March 31, 2015. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.
Additionally in the May 4, 2015, press release referenced above, the Partnership announced that we will participate in the following events.

National Association of Publicly Traded Partnerships (“NAPTP”) MLP Investor Conference – Friday, May 22, 2015, at 8:30 a.m. ET (9:30 a.m. CT) in Orlando, FL.
Oppenheimer Energy 1-on-1 Conference - June 9, 2015, in New York, NY.

A copy of the press release set forth in Item 2.02 is incorporated in its entirety by reference herein.
The corresponding materials utilized at each conference will be accessible on our website, www.midconenergypartners.com, no later than the morning of each event.

Item 9.01	Financial Statements and Exhibits.
Exhibits
99.1 Press release dated May 4, 2015.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-CON ENERGY PARTNERS, LP
By: Mid-Con Energy GP, LLC,
its general partner

Date: May 4, 2015	By:	/s/ Michael D. Peterson
Michael D. Peterson
Chief Financial Officer